UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.
To the extent applicable, the information set forth in Item 8.01 below is incorporated herein by reference.

Item 8.01 Other Events.

As previously disclosed, AMC Entertainment Holdings, Inc.’s (the “Company”) $225.0 million senior secured revolving credit facility (the “Senior Secured Revolving Credit Facility” or the “Facility”) matures by its terms on April 22, 2024, and the Company does not intend to renew the Facility. The Company has entered into a new letter of credit facility in order to continue to provide letters of credit in the ordinary course of business.

The Senior Secured Revolving Credit Facility included a financial covenant that required, in certain circumstances, compliance with a certain secured leverage ratio (the “Revolver Financial Covenant”); however, the requisite revolving lenders previously agreed to suspend testing of the Revolver Financial Covenant through the testing period ending March 31, 2024 subject to certain conditions, including a minimum liquidity requirement of $100 million.

As of April 19, 2024, and in anticipation of the maturity of the Facility, the Company has voluntarily terminated the commitments under the Senior Secured Revolving Credit Facility in full and paid off any remaining obligations with respect to the Senior Secured Revolving Credit Facility (the “Revolver Payoff”). Immediately from and after the Revolver Payoff, the Revolver Financial Covenant and the related covenant suspension conditions are no longer in effect pursuant to the terms of the Credit Agreement, dated as of April 30, 2013 (as amended from time to time) (the “Credit Agreement”). The termination of the Senior Secured Revolving Credit Facility does not otherwise affect the senior secured term loan facility under the Credit Agreement.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: April 19, 2024	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary